Exhibit 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Nittany Financial Corp. (the "Company") on Form 10- KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David
Z. Richards, Jr., President and Chief Executive Officer, and Gary M. Bradley, Chief Financial Officer, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/David Z. Richards, Jr.                           /s/Gary M. Bradley
--------------------------------------              ----------------------------
David Z. Richards, Jr.                              Gary M. Bradley
President and Chief Executive Officer               Chief Accounting Officer




March 26, 2003


     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.